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UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20459

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2005

FULTON FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	0-010587	23-2195389

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Penn Square, P.O. Box 4887, Lancaster, Pennsylvania	17604

(Address of principal executive offices)	(Zip Code)

(717) 291-2411

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 19, 2005 Fulton Financial Corporation announced its results of operations for the second quarter ended June 30, 2005. A copy of the earnings release is attached as Exhibit 99.1 to this Form 8-K. Supplemental financial information included with the earnings release is attached as Exhibit 99.2 to this report.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(b) Exhibits.

Exhibit No.	Description
99.1	Earnings Release dated July 19, 2005.
99.2	Supplemental financial information for the quarter ended June 30, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FULTON FINANCIAL CORPORATION

Date:	July 19, 2005	/s/	Charles J. Nugent

Charles J. Nugent
Senior Executive Vice President and
Chief Financial Officer